UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 24, 2024
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13135 Dairy Ashford,	Suite 800,	Sugar Land,	Texas	77478
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 24, 2024, Noble Finance II LLC (the “Noble Finance Borrower”), a Delaware corporation and wholly owned subsidiary of Noble Corporation plc, a public limited company formed under the laws of England and Wales (“Parent”), entered into the First Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement (the “First Amendment”) among the Noble Finance Borrower, Noble International Finance Company, an exempted company incorporated in the Cayman Islands with limited liability and a wholly-owned indirect Subsidiary of the Noble Finance Borrower (“NIFCO”), Noble Drilling A/S, a company incorporated under the laws of Denmark having its registered office at Lyngby Hovedgade 85, DK-2800 Kgs. Lyngby, Denmark with CVR no. 32673821 and a wholly-owned indirect Subsidiary of the Noble Finance Borrower (“Noble Drilling A/S” and together with the Noble Finance Borrower and NIFCO, the “Noble Borrowers”), each of the lenders party thereto and JPMorgan Chase Bank, as administrative agent for the lenders (the “Administrative Agent”).
The First Amendment amends the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2023, among the Noble Borrowers, the lenders and other parties party thereto from time to time and the Administrative Agent, by adding additional restricted payments capacity that, subject to the terms and conditions set forth in the First Amendment, may be used by the Noble Borrowers to make a distribution to Parent for the purpose of funding the cash portion of the consideration (together with certain costs, fees and expenses and taxes in connection therewith) for the direct or indirect acquisition by Parent of Diamond Offshore Drilling, Inc., a Delaware corporation.
The foregoing description of the First Amendment is qualified in its entirety by the full text of the First Amendment, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1
First Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement dated April 18, 2023 by and among the Noble Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and security trustee.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	June 27, 2024	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary